Series Number: 1
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           9,290
Institutional Class                                                      3,341
2. Dividends for a second class of open-end company shares
A Class                                           4,370
C Class                                           29
R Class                                           1,438

73A)           1. Dividends from net investment income
Investor Class                                                      $0.2471
Institutional Class                                           $0.2724
2. Dividends for a second class of open-end company shares
A Class                                           $0.2154
C Class                                           $0.1204
R Class                                           $0.1838

74U)    1. Number of shares outstanding (000's omitted)
Investor Class                                                      41,228
Institutional Class                                           13,851
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           22,433
C Class                                           305
R Class                                           8,700

74V)    1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.19
Institutional Class                                           $13.21
2. Net asset value per share of a second class of open-end company shares (tonearest cent)
A Class                                           $13.17
C Class                                           $13.14
R Class                                           $13.15

Series Number: 2
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                      Investor Class                                                      11,939
                                Institutional Class                                           4,902
2. Dividends for a second class of open-end company shares
A Class                                           6,052
C Class                                           41
R Class                                           1,951

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2400
                                 Institutional Class                                           $0.2660
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2076
C Class                                            $0.1104
R Class                                           $0.1752

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      58,923
                      Institutional Class                                                      21,716
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           33,613
                                C Class                                            452
R Class                                            12,597

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.71
                      Institutional Class                                           $13.72
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $13.69
                                C Class                                            $13.67
R Class                                            $13.67

Series Number: 3
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           7,251
                                Institutional Class                                           3,385
           2. Dividends for a second class of open-end company shares
                                A Class                                           3,840
C Class                                           15
                                R Class                                                      1,346

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2233
                                 Institutional Class                                           $0.2502
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1898
C Class                                            $0.0891
R Class                                           $0.1562

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      39,466
                      Institutional Class                                                      16,188
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           24,594
                                C Class                                            247
R Class                                            9,800

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.52
                      Institutional Class                                           $14.55
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.51
                                C Class                                            $14.46
R Class                                            $14.49

Series Number: 4
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           4,115
                                Institutional Class                                                      2,639
              2. Dividends for a second class of open-end company shares
                                A Class                                           2,255
C Class                                           6
                                R Class                                            772

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2128
                      Institutional Class                                           $0.2399
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1790
C Class                                            $0.0776
R Class                                           $0.1452

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      23,826
                      Institutional Class                                                      13,155
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           15,515
                                C Class                                            82
R Class                                            6,168

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.92
                      Institutional Class                                           $14.94
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.89
                                C Class                                            $14.86
R Class                                            $14.88

Series Number: 5
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                        1. Total income dividends for which record date passed during the period
                      Investor Class                                           3,100
                        Institutional Class                                                                1,990
              2. Dividends for a second class of open-end company shares
                        A Class                                                                 1,650
C Class                                           9
                                R Class                                           653

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2255
                                 Institutional Class                                           $0.2495
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1956
C Class                                            $0.1078
R Class                                           $0.1655

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      16,557
                      Institutional Class                                                      8,396
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           9,630
                                C Class                                            110
R Class                                            4,847

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.41
                      Institutional Class                                           $12.42
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.41
                                C Class                                            $12.41
R Class                                            $12.40

Series Number: 11
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           5,193
                                Institutional Class                                                      3,427
           2. Dividends for a second class of open-end company shares
                      A Class                                           3,109
C Class                                           26
                                R Class                                                      964

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2017
                                 Institutional Class                                           $0.2238
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1741
C Class                                            $0.0913
R Class                                           $0.1465

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      33,214
                      Institutional Class                                                      18,283
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           23,400
                                C Class                                            531
R Class                                            8,872

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.56
                      Institutional Class                                           $11.57
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.54
                                C Class                                            $11.52
R Class                                            $11.53

Series Number: 12
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           3,948
                                Institutional Class                                                      2,877
           2. Dividends for a second class of open-end company shares
                                A Class                                           2,719
C Class                                           15
                                R Class                                           952

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1826
                      Institutional Class                                           $0.2043
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1554
C Class                                            $0.0739
R Class                                           $0.1282

74U)    1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      28,694
                      Institutional Class                                                      17,432
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           22,818
                        C Class                                                                 295
R Class                                            8,975

74V)    1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.62
                      Institutional Class                                           $11.62
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.59
                                C Class                                            $11.57
R Class                                            $11.58

Series Number: 13
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      2,368
Institutional Class                                           2,043
2. Dividends for a second class of open-end company shares
A Class                                           1,534
C Class                                           6
R Class                                           453

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1629
Institutional Class                                           $0.1845
2. Dividends for a second class of open-end company shares
A Class                                           $0.1358
C Class                                           $0.0545
R Class                                           $0.1087

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      19,737
Institutional Class                                           13,207
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           14,850
C Class                                           173
R Class                                           5,467

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $11.87
Institutional Class                                           $11.88
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $11.85
C Class                                           $11.82
R Class                                           $11.83

Series Number: 14
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      987
Institutional Class                                           1,160
2. Dividends for a second class of open-end company shares
A Class                                           738
C Class                                           5
R Class                                           198

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1516
Institutional Class                                           $0.1729
2. Dividends for a second class of open-end company shares
A Class                                           $0.1251
C Class                                           $0.0454
R Class                                           $0.0985

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      9,841
Institutional Class                                           8,097
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           7,744
C Class                                           149
R Class                                           2,802

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $11.77
Institutional Class                                           $11.79
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $11.75
C Class                                           $11.73
R Class                                           $11.74

Series Number: 15
For period ending 7/31/13

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      83
Institutional Class                                           82
2. Dividends for a second class of open-end company shares
A Class                                           68
C Class                                           -
R Class                                           17

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1427
Institutional Class                                           $0.1642
2. Dividends for a second class of open-end company shares
A Class                                           $0.1158
C Class                                           $0.0353
R Class                                           $0.0890

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      1,244
Institutional Class                                           910
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,178
C Class                                           18
R Class                                           582

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.02
Institutional Class                                           $12.03
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.00
C Class                                           $11.95
R Class                                           $11.99